SANTANDER HOLDINGS USA, INC. Fixed Income Investor Presentation First Quarter 2019 May 17, 2019

2 Disclaimer This presentation of Santander Holdings USA, Inc. (“SHUSA”) contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of SHUSA. Words such as “may,” “could,” “should,” “will,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “goal” or similar expressions are intended to indicate forward-looking statements. Although SHUSA believes that the expectations reflected in these forward-looking statements are reasonable as of the date on which the statements are made, these statements are not guarantees of future performance and involve risks and uncertainties based on various factors and assumptions, many of which are beyond SHUSA’s control. Among the factors that could cause SHUSA’s financial performance to differ materially from that suggested by forward-looking statements are: (1) the effects of regulation and/or policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), the Federal Deposit Insurance Corporation (the "FDIC"), the Office of the Comptroller of the Currency (the “OCC”) and the Consumer Financial Protection Bureau (the “CFPB”), and other changes in monetary and fiscal policies and regulations, including policies that affect market interest rates and money supply, as well as in the impact of changes in and interpretations of generally accepted accounting principles in the United States of America ("GAAP"), the failure to adhere to which could subject SHUSA to formal or informal regulatory compliance and enforcement actions and result in fines, penalties, restitution and other costs and expenses, changes in our business practices, and reputational harm; (2) the slowing or reversal of the current U.S. economic expansion and the strength of the U.S. economy in general and regional and local economies in which SHUSA conducts operations in particular, which may affect, among other things, the level of non-performing assets, charge-offs, and provisions for credit losses; (3) SHUSA’s ability to manage credit risk that may increase to the extent our loans are concentrated by loan type, industry segment, borrower type or location of the borrower of collateral; (4) inflation, interest rate, market and monetary fluctuations, which may, among other things, reduce net interest margins, and impact funding sources and the ability to originate and distribute financial products in the primary and secondary markets; (5) Santander Consumer USA Inc.’s (“SC’s”) agreement with Fiat Chrysler Automobiles US LLC (“FCA”) may not result in currently anticipated levels of growth, is subject to performance conditions that could result in termination of the agreement, and is also subject to an option giving FCA the right to acquire an equity participation in the Chrysler Capital portion of SC’s business; (6) the pursuit of protectionist trade or other related policies, including tariffs by the U.S., its global trading partners, and/or other countries; (7) adverse movements and volatility in debt and equity capital markets and adverse changes in the securities markets, including those related to the financial condition of significant issuers in SHUSA’s investment portfolio; (8) SHUSA's ability to grow revenue, manage expenses, attract and retain highly-skilled people and raise capital necessary to achieve its business goals and comply with regulatory requirements; (9) SHUSA’s ability to effectively manage its capital and liquidity, including approval of its capital plans by its regulators and its ability to continue to receive dividends from its subsidiaries or other investments; (10) changes in credit ratings assigned to SHUSA or its subsidiaries; (11) the ability to manage risks inherent in our businesses, including through effective use of systems and controls, insurance, derivatives and capital management; (12) SHUSA’s ability to timely develop competitive new products and services in a changing environment that are responsive to the needs of SHUSA's customers and are profitable to SHUSA, the success of our marketing efforts to customers, and the potential for new products and services to impose additional unexpected costs, losses or other liabilities not anticipated at their initiation, and expose SHUSA to increased operational risk; (13) competitors of SHUSA may have greater financial resources or lower costs, or be subject to different regulatory requirements than SHUSA, may innovate more effectively, or may develop products and technology that enable those competitors to compete more successfully than SHUSA and cause SHUSA to lose business or market share; (14) consumers and small businesses may decide not to use banks for their financial transactions, which could impact our net income; (15) changes in customer spending, investment or savings behavior; (16) loss of customer deposits that could increase our funding costs; (17) the ability of SHUSA and its third-party vendors to convert, maintain and upgrade, as necessary, SHUSA’s data processing and other information technology (“IT”) infrastructure on a timely and acceptable basis, within projected cost estimates and without significant disruption to our business; (18) SHUSA’s ability to control operational risks, data security breach risks and outsourcing risks, and the possibility of errors in quantitative models SHUSA uses to manage its business, including as a result of cyber-attacks, technological failure, human error, fraud or malice, and the possibility that SHUSA’s controls will prove insufficient, fail or be circumvented;

3 Disclaimer (cont.) (19) the ability of certain European member countries to continue to service their debt and the risk that a weakened European economy could negatively affect U.S.- based financial institutions, counterparties with which SHUSA does business, as well as the stability of global financial markets, including economic instability and recessionary conditions in Europe and the eventual exit of the United Kingdom from the European Union; (20) changes to income tax laws and regulations and the outcome of ongoing tax audits by federal, state and local income tax authorities that may require SHUSA to pay additional taxes or recover fewer overpayments compared to what has been accrued or paid as of period-end; (21) the costs and effects of regulatory or judicial proceedings, including possible business restrictions resulting from such proceedings; and (22) adverse publicity and negative public opinion, whether specific to SHUSA or regarding other industry participants or industry-wide factors, or other reputational harm; and (23) acts of terrorism or domestic or foreign military conflicts; and acts of God, including natural disasters. Because this information is intended only to assist investors, it does not constitute investment advice or an offer to invest, and in making this presentation available, SHUSA gives no advice and makes no recommendation to buy, sell, or otherwise deal in shares or other securities of Banco Santander, S.A. (“Santander”), SHUSA, Santander Bank, N.A. (“Santander Bank” or “SBNA”), SC or any other securities or investments. It is not our intention to state, indicate, or imply in any manner that current or past results are indicative of future results or expectations. As with all investments, there are associated risks, and you could lose money investing. Prior to making any investment, a prospective investor should consult with its own investment, accounting, legal, and tax advisers to evaluate independently the risks, consequences, and suitability of that investment. No offering of securities shall be made in the United States except pursuant to registration under the U.S. Securities Act of 1933, as amended, or an exemption therefrom. In this presentation, we may sometimes refer to certain non-GAAP figures or financial ratios to help illustrate certain concepts. These ratios, each of which is defined in this document, if utilized, may include Pre-Tax Pre-Provision Income, the Tangible Common Equity to Tangible Assets Ratio, and the Texas Ratio. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these items on our results for the periods presented due to the extent to which the items are indicative of our ongoing operations. Where applicable, we provide GAAP reconciliations for such additional information. The enhanced prudential standards mandated by Section 165 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "DFA") (the “Final Rule") were enacted by the Federal Reserve System (the "Federal Reserve") to strengthen regulatory oversight of foreign banking organizations ("FBOs"). Under the Final Rule, FBOs with over $50 billion of U.S. non-branch assets, including Santander, were required to consolidate U.S. subsidiary activities under an intermediate holding company (“IHC”). Due to its U.S. non-branch total consolidated asset size, Santander is subject to the Final Rule. As a result of this rule, Santander transferred substantially all of its equity interests in U.S. bank and non-bank subsidiaries previously outside the Company to the Company, which became an IHC effective July 1, 2016. These subsidiaries included Santander BanCorp (“SBC”), Banco Santander International (“BSI”), Santander Investment Securities, Inc. (“SIS”), Santander Securities LLC (“SSLLC”), as well as several other subsidiaries. Effective July 2, 2018, Santander transferred Santander Asset Management, LLC ("SAM") to SHUSA. The contribution of SAM to the Company transferred approximately $5.4 million of assets, $1.0 million of liabilities, and $4.4 million of equity to SHUSA. Although SAM is an entity under common control, its results of operations, financial condition, and cash flows are immaterial to the historical financial results of SHUSA. As a result, SHUSA elected to report the results of SAM on a prospective basis beginning July 2, 2018. As a result of the consolidation of SAM SHUSA's net income is understated $0.4 million for the three month period ended March 31, 2018. This amount is immaterial to the overall presentation of the Company's financial statements for each of the periods presented.

4

1Q 2019 Executive Summary[1]

Earnings

- 1Q19 net income of $240MM[2] vs. $260MM[2] for 1Q18
- SBNA 1Q19 net income of $76MM vs. $104MM for 1Q18
- SC 1Q19 net income of $248MM[2] vs. $244MM[2] for 1Q18

Balance Sheet

- SHUSA's balance sheet increased QoQ from $135.6BN to $138.9BN primarily due to growth in commercial and industrial ("C&I") and auto loans at SBNA
- SBNA originated $1.0BN of prime auto loans through a program with SC
- Loan growth at SBNA funded through deposits and Federal Home Loan Bank ("FHLB")

Liquidity and Funding

- SHUSA, on an unconsolidated basis, held $3.8BN in high-quality liquid assets ("HQLA")
- SHUSA's LCR[3] was 182%, well in excess of regulatory requirements
- SC completed three auto loan ABS transactions for $2.9BN
- On April 24, 2019, SHUSA early redeemed its $0.17BN 2.70% due May 2019 debt

Capital

- CET1[4] ratio of 15.37% as of 1Q19
- In 1Q19 SHUSA paid a regular dividend of $75MM to Santander
- In 1Q19 SC repurchased $18MM of its stock, completing its approved $200MM program
- On May 15, 2019, SHUSA paid a regular dividend of $75MM to Santander

Credit Quality

- SBNA's credit metrics remain in line with large bank peers
- SC's 30-59 days delinquency ratio declined 50bps YoY and the >59 days delinquency ratio declined 20bps YoY
- SC's TDR balances declined $0.5BN vs. 4Q18

[1]Data as of March 31, 2019 unless otherwise noted.
[2]Includes noncontrolling interest. Refer to page 23 for additional detail.
[3]Liquidity Coverage Ratio.
[4]Common Equity Tier 1.

Santander

Introduction 5 SHUSA is a bank holding company wholly owned by Santander (NYSE: SAN) • SHUSA and its subsidiaries include: SIS SBNA • Well-established banking franchises in the Northeast U.S. and Puerto Rico • A nationwide auto finance business • An international private banking business • A wholesale broker-dealer • Headquartered in Boston • Regulated by the Federal Reserve SC BSI 1 NYSE: SC • SEC registered • Bloomberg ticker: SOV SBC • Website www.santanderus.com 1SHUSA’s SEC filings are accessible on the SEC website at www.sec.gov and are also accessible through SHUSA’s website at www.santanderus.com.

Corporate Structure1 6 • On April 22, 2019, SBNA announced the sale of 14 branches in Pennsylvania as part of its branch network optimization program. • On May 3, 2019 Fiat Chrysler (FCA) announced that it was no longer considering establishing a finance company in the U.S. and that the existing agreement with SC would continue. Santander 100% ownership SHUSA $138.9BN Assets 69.8% ownership SBNA SC BSI BSPR2 SIS $78.6BN Assets $45.0BN Assets $6.2BN Assets $5.3BN Assets $1.6BN Assets Retail Bank Auto Finance Private Banking Retail Bank Broker Dealer 1Balances as of March 31, 2019. 2Banco Santander Puerto Rico.

Santander US Key Initiatives 7 • Meet regulatory expectations SHUSA • Integrate U.S. operations and support functions to improve efficiency • Optimize balance sheet and capital across U.S. businesses • Continue to improve loyalty and the customer experience across digital & physical channels in the Consumer Bank SBNA • Invest in people, products and technology in Commercial and Corporate and Investment Banking • Improve Earning Asset mix to drive further improvement in margins • Increase non-prime originations ensuring appropriate risk-return • Leverage SBNA for prime originations SC • Improve dealer and customer experience to drive originations growth • Focus on strong operations, credit risk management and pricing to drive profitability

Quarterly Profitability1,2 8 1Q19 net income higher QoQ while slightly lower YoY 1Net income includes noncontrolling interest. Refer to page 23 for additional detail. 2See Page 21 for the consolidating income statement.

NIM and Interest Rate Risk (“IRR”) Sensitivity 9 SHUSA’s asset sensitive position decreased modestly in 1Q19 2 NIM SHUSA IRR (Change in annual net interest income for parallel rate movements)

Balance Sheet Overview1,2 10 SHUSA’s balance sheet reflects the combination of banks funded by core deposits and an auto finance company financed with diversified funding sources $114.8BN Liabilities $138.9BN Assets $24.1BN Equity Money Market Deposit Home CRE3 Accounts (“MMDA”) Equity Multi-Family Residential Mortgage 6% 17% 4% 6% Non Interest-Bearing Demand Deposits 7% 11% (“NIB DDA”) Goodwill C&I and Other 4% 18% Commercial Equity 17% 4% Savings Other Assets4 6% 7% Interest-Bearing 5% 1% Other Loans Demand Deposits Cash 2% Auto Loans Other 5% (“IB DDA”) SBNA Liabilities 4% 6% 10% Certificates 11% FHLB 4% Investments 6% of Deposit Auto Leases Other Revolving 20% Borrowings 19% Credit Facilities Auto Loans - SC Secured Structured Financings 1Balances as of March 31, 2019. 3Commercial real estate (“CRE”). 2See page 22 for the consolidating balance sheet. 4Includes Loans held for sale and Allowance for loan and lease losses.

Balance Sheet Trend 11 Balance sheet trend reflects loan and lease growth funded by deposit growth and reduced investment portfolio Assets ($BN) Liabilities and Equity ($BN) $139 $139 $132 $136 $136 $129 $130 $8 $8 $129 $130 $132 $8 $6 $8 $15 $15 $17 $15 $17 $47 $48 $46 $47 $46 $14 $15 $16 $15 $15 $88 $90 $82 $85 $86 $46 $38 $39 $42 $45 $5 $5 $5 $5 $6 $11 $12 $13 $14 $14 $24 $24 $24 $24 $24 $11 $10 $10 $10 $11 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 Short Term Funds Gross Loans Other Assets IB Deposits Borrowed Funds Equity Investments Leases NIB Deposits Other Liabilities

12 Balance Sheet Trend (cont.) • Loan increase primarily due to SBNA C&I and prime auto loans1 • Deposit growth in core customers Loans and Leases ($BN) Deposits ($BN) $102 $104 $96 $99 $93 $16 $16 $63 $15 $16 $62 $62 $61 $61 $15 $17 $17 $16 $14 $15 $17 $17 $15 $15 $17 $9 $23 $24 $8 $9 $8 $9 $22 $23 $21 $6 $6 $6 $6 $6 $28 $29 $30 $24 $26 $27 $26 $25 $25 $24 $11 $12 $13 $14 $14 $6 $6 $6 $8 $8 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 Res. Mtg C&I Leases NIB DDA Savings Time CRE Auto Other IB DDA MMDA Other 1See slides 32 and 33 for trend detail on SBNA loan portfolio

Borrowed Funds Profile1 13 Public issuances consist of SHUSA unsecured debt and SC auto ABS SHUSA Consolidated ($BN) SHUSA HOLDCO ($BN) $44.5 $45.6 SHUSA Debt $8.4 $8.4 $18.5 SC ABS $19.2 SHUSA Debt $8.4 $8.4 SC Private Amortizing $7.7 $8.6 rd SC 3 Party $4.5 $5.1 SBNA $5.1 $5.1 4Q18 1Q19 4Q18 1Q19 SBNA ($BN) SC ($BN) $34.9 $35.6 $5.1 $5.1 FHLB 0.8% $18.5 ABS $19.2 FHLB $4.8 $4.9 Private Amortizing $7.7 $8.6 3rd Party $4.5 $5.1 Bank Debt 2 $0.3 $0.2 Intragroup $3.5 $3.5 4Q18 1Q19 4Q18 1Q19 1As of March 31, 2019. 2Intragroup balance includes lending from SHUSA to SC, which is eliminated in consolidation.

SHUSA Debt and Total Loss Absorbing Capacity (“TLAC”) Rule 14 • SHUSA, as the IHC of a foreign global systemically important bank (“G-SIB”), is required to meet the Federal Reserve requirements for TLAC (20.5%) and Long term debt (“LTD”) (6.0%) beginning January 1, 2019 • As of March 31, 2019 SHUSA met the TLAC and LTD requirements with 21.4% TLAC and 6.0% LTD SHUSA LTD eligible issuances1 21.4% Senior debt 2.65% due 2020 $1.0BN LTD 6.0% Senior debt float due 2020 $0.1BN Senior debt 4.45% due 2021 $1.0BN Senior debt 3.70% due 2022 $1.44BN Senior debt Float due 2022 $0.4BN CET1 15.4% Senior debt 3.40% due 2023 $1.0BN Senior debt 4.5% due 2025 $1.1BN Senior debt 4.40% due 2027 $1.05BN SHUSA 1Q19 1$1.1BN maturing in 2020 receives 50% TLAC LTD credit since it is under 2 years to maturity.

15 SHUSA Debt Maturity Profile (as of 4/30/19) • SHUSA, on an unconsolidated basis, held $3.8BN in HQLA as of 3/31/19 • In April 2019 SHUSA early redeemed the $0.2BN 2.70% debt due May 2019 $1.9 $0.4 Sr. $1.4 L+100 $0.4 Sr. $1.1 $1.44 $1.05 L+100 $1.0 $1.0 $1.0 $0.7 Sr Sr Sr Sr Sr Sr Sr Debt Debt Debt Debt Debt Debt Debt L+100 2.65% 4.45% 3.70% 3.40% 4.50% 4.40% 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 L = 3 month U.S. Libor.

Capital Ratios1 16 • SHUSA capital ratios remain at the top of peers2 • Modest decline in ratios over last 5 quarters primarily due to asset growth 1Capital ratios calculated under the U.S. Basel III framework on a transitional basis. 2See page 24 for comparison of SHUSA capital ratios to peers.

17 Asset Quality: SBNA SBNA asset quality metrics remain in line with large bank peers NPL Ratio1 Annualized Net Charge off Ratio 0.60% 1.50% 1.28% 1.25% 1.20% 1.12% 0.45% 1.06% 1.07% 1.05% 1.20% 0.97% 1.00% 0.41% 0.41% 0.39% 0.37% 0.37% 0.40% 0.36% 0.35% 1.13% 0.44% 0.40% 0.90% 1.06% 1.02% 0.27% 0.96% 0.91% 0.34% 0.83% 0.21% 0.60% 0.79% 0.76% 0.78% 0.20% 0.27% 0.24% 0.21% 0.30% 0.14% 0.14% 0.00% 0.00% 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 Large Banks SBNA Large Banks SBNA ALLL2 to Total Loans Reserve Coverage (ALLL/NPL) 1.50% 200.0% 1.20% 1.17% 1.16% 1.13% 1.11% 1.12% 149.0%149.4% 1.20% 1.06% 1.06% 1.09% 143.5% 147.4% 150.0% 134.5% 120.1%124.4%126.8% 1.13% 1.16% 114.1% 0.90% 1.07% 1.06% 1.06% 1.10% 1.09% 1.07% 1.05% 100.0% 104.3% 108.3%104.6% 0.60% 94.7% 100.3% 96.7% 101.4% 85.1% 88.2% 50.0% 0.30% 0.00% 0.0% 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 Large Banks SBNA Large Banks SBNA **Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, and WFC 1NPLs = Non accruing loans plus accruing loans 90+ days past due (“DPD”). 2ALLL = Allowance for loan and lease losses.

Asset Quality: SC – Loss and Delinquency 18 • YoY gross charge-offs increased 100 basis points while YoY net charge-offs increased 30 basis points • YoY 30-59 day delinquency rates decreased 50 basis points while YoY >59 day delinquency rates decreased 20 basis points Credit: Individually Acquired Retail Installment Contracts, Delinquency: Individually Acquired Retail Installment Contracts, Held for Investment 23.0% Held for Investment 120.0% 20.2% 11.0% 19.5% 110.0% 10.5% 18.5% 17.6% 9.6% 18.0% 100.0% 8.9% 15.2% 8.4% 90.0% 13.0% 10.6% 80.0% 6.0% 5.5% 8.3% 8.8% 8.6% 70.0% 4.4% 4.5% 4.2% 8.0% 6.1% 60.0% 60.2% 55.0% 50.0% 3.0% 55.9% 50.0% 47.3% 40.0% Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 -2.0% 30.0% Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 30-59 >59 Gross Charge-off Ratio Net Charge-off Ratio Recovery Rate (as % of recorded investment) SOURCE: SC First Quarter 2019 presentation in Form 8-K filed on April 30, 2019. See http://investors.santanderconsumerusa.com/financial-info/quarterly-results.

19 Rating Agencies On August 9, 2018, S&P affirmed SHUSA’s ratings at BBB+/A-2 and SBNA’s ratings at A-/A-2. The outlook for both remains Stable. 2 On December 14, 2017, Moody’s upgraded SBNA’s long-term rating by 1 notch from Baa2 to Baa1. SHUSA’s ratings were not impacted. On July 19, 2018, Fitch affirmed the ratings for SHUSA and SBNA at BBB+/F-2 and the outlook at Stable. SBNA Santander March SHUSA 2019 Te S&P Moody’s Fitch S&P Moody’s Fitch S&P Moody’s Fitch Short Term A-2 P-1 F-2 A-2 N/A F-2 A-1 P-1 F-1 Deposits Long-Term A-2 A2 A- N/A N/A N/A A-1 A2 A Deposits Senior Debt A- Baa1 BBB+ BBB+ Baa3 BBB+ A A2 A Outlook Stable Stable Stable Stable Stable Stable Stable Stable Stable

Appendix

Consolidating Income Statement 21 For the three-month period ended March 31, 2019 (1) (2) (US $ Millions) SBNA SC Other IHC Entities SHUSA Interest income $ 698 $ 1,319 $ 10 $ 114 $ 2,141 Interest expense $ (157) $ (335) $ (34) $ (12) $ (538) Net interest income $ 541 $ 984 $ (24) $ 102 $ 1,603 Fees & other income/(expense) $ 130 $ 676 $ (20) $ 111 $ 897 Other non interest income/(loss) $ (2) $ - $ 2 $ (2) $ (2) Net revenue/(loss) $ 669 $ 1,660 $ (42) $ 211 $ 2,498 General & administrative, and other expenses $ (529) $ (771) $ (55) $ (187) $ (1,542) Provision for credit losses $ (48) $ (551) $ 2 $ (3) $ (600) Income/(loss) before taxes $ 92 $ 338 $ (95) $ 21 $ 356 Income tax (expense)/benefit $ (16) $ (90) $ 5 $ (15) $ (116) Net income/(loss) $ 76 $ 248 $ (90) $ 6 $ 240 Less: Net Income Attributable to NCI $ - $ 73 $ - $ - $ 73 Net income Attributable to SHUSA $ 76 $ 175 $ (90) $ 6 $ 167 1Includes holding company activities, IHC eliminations, eliminations and purchase accounting marks related to SC consolidation. 2The entities acquired in the formation of the IHC are presented within "other" in SHUSA’s financial statement segment presentation due to immateriality.

Consolidating Balance Sheet 22 1Includes holding company eliminations, IHC eliminations and purchase accounting marks related to SC consolidation. 2The entities acquired in the formation of the IHC are presented within "other" in SHUSA’s financial statement segment presentation due to immateriality. 3Other investment securities include trading securities.

Quarterly Trended Statement of Operations 23

24 Capital Ratios Peer Comparison (as of 3/31/19) CET1 Tier 1 Risk-Based Capital 2 Total Risk-Based Capital Tier 1 Leverage - - - - Peer Median Peer data from SNL Peers: ALLY, BBT, BBVA, BMO, BNP, COF, CIT, CFG, CMA, DFS, FITB, HBAN, KEY, MTB, MUFG, RF, STI, TD

25 Non-GAAP to GAAP Reconciliations

26 Non-GAAP to GAAP Reconciliations (cont.)

SBNA: Quarterly Profitability 27 Net Interest Income ($MM) Pre-Tax Pre-Provision Income ($MM) NII Net Interest Margin 600 521 541 541 200 2 501 516 2 500 158 156 158 143 140 400 150 3.19% 3.18% 3.25% 300 3.10% 3.15% 100 200 50 100 0 0 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 Pre-Tax Income ($MM) Net Income ($MM) 175 175 148 147 150 150 131 125 115 114 125 104 100 100 92 100 76 75 75 63 50 50 25 25 0 0 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 US $ millions

SBNA: Quarterly Trended Statement of Operations 28

SBNA: Quarterly Average Balance Sheet 29 Quarterly Averages

SBNA: Funding – Deposits* 30 Average Non-Maturity Deposit Balances1 ($Bn) Average Total Deposit Balances1 ($Bn) 0.90% 1.05% $48.1 $48.0 $47.7 $47.7 $47.0 0.85% 1.00% $52.8 $53.1 $53.0 $53.5 $53.7 0.80% 0.95% 0.74% 0.75% 0.87% 0.90% 0.68% 0.85% 0.70% 0.79% 0.80% 0.61% 0.65% 0.75% 0.60% 0.70% 0.55% 0.70% 0.55% 0.63% 0.65% 0.50% 0.44% 0.60% 0.45% 0.52% 0.55% 0.40% 0.50% 1Q18 2Q18 3Q18 4Q18 1Q19 1Q18 2Q18 3Q18 4Q18 1Q19 Non-Maturity Deposit Balances Avg. Interest Cost Total Deposits Avg. Interest Cost *SBNA total deposits less the SHUSA cash deposit held at SBNA. 1Represents average quarterly balances.

31 SBNA: Asset Quality NPLs Criticized Balances1 -5% $ MM Criticized Balances Criticized Ratio $ MM 2% $613 $618 $565 $570 $2,108 $2,142 $522 $523 $535 $517 $504 $2,008 $2,011 $2,008 $1,969 $1,945 $1,903 $1,796 4.22% 4.01% 4.13% 4.18% 4.11% 4.03% 4.02% 3.68% 3.68% 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 Delinquency2 Texas Ratio3 0.81% 3 0.82% 4 0.77% Deliquency 12.11% Texas Ratio 0.74% 0.75% 0.75% 11.38% 0.72% 0.70% 0.69% 10.97% 10.69% 10.19% 9.49% 9.27% 9.02% 8.95% 0.62% 9.20% 9.00% 8.90% 0.55% 0.52% 8.00% 8.50% 8.10% 0.50% 0.49% 0.51% 0.50% 7.76% 7.48% 0.45% 7.45% 0.41% 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 Large Banks SBNA Large Banks SBNA **Source: SNL Bank level data; Large Bank = BAC, COF, C, KEY, BMO, HSBA, PNC, RBS, JPM, UNB, TD, USB, and WFC 1Criticized = loans that are categorized as special mention, substandard, doubtful, or loss. 2Delinquency = accruing loans 30-89 DPD plus accruing loans 90+ DPD. 3See Appendix for definition and non-GAAP measurement reconciliation of Texas Ratio.

32 SBNA: Asset Quality (cont.) Mortgages Home Equity $8.9 $9.0 $9.1 $8.2 $8.6 $5.8 $5.8 $5.7 $5.7 $7.4 $7.9 $5.6 $5.5 $5.4 $5.3 $6.8 $7.2 $5.2 2.3% 1.9% 1.7% 1.8% 1.8% 1.8% 1.9% 1.8% 1.8% 1.8% 1.8% 1.8% 1.6% 1.4% 1.2% 1.1% 1.1% 1.1% 0.1% 0.1% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.2% 0.2% 0.2% 0.2% 0.2% 0.2% 0.2% 0.0% -0.1% 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 CRE1 Santander Real Estate Capital (“SREC”) $9.1 $8.8 $8.7 $8.7 $8.4 $8.5 $8.4 $8.3 $8.4 $5.5 $5.5 $5.4 $5.2 $5.1 $5.3 $5.3 $5.3 $5.4 0.8% 0.8% 0.0% 0.0% 0.1% 0.1% 0.1% 0.3% 0.4% 0.1% 0.1% 0.5% 0.5% 0.5% 0.5% 0.4% 0.0% 0.0% -0.2% -0.1% 0.1% 0.1% 0.1% 0.0% 0.0% 0.1% 0.1% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 Outstandings NPLs* to Total Loans Net Charge-Offs** *NPL = Nonaccruing loans plus accruing loans 90+ DPD **NCO = Rolling 12-month average for that quarter and the prior 3 quarters US $ Billions 1Commercial real estate (“CRE”) is comprised of the commercial real estate and continuing care retirement communities business segments (SREC segment included in separate graph).

33 SBNA: Asset Quality (cont.) Commercial Banking1 Corporate Investment Banking $12.1 $12.4 $11.5 $11.7 $11.6 $11.6 $11.7 $10.9 $11.4 $6.8 $6.4 $5.7 $5.8 $5.2 $5.3 $5.4 $4.7 $4.7 1.6% 1.7% 1.3% 1.2% 1.1% 1.6% 1.4% 1.5% 1.4% 1.5% 1.2% 1.0% 0.8% 0.9% 0.5% 0.7% 0.0% 0.3% 1.2% 1.3% 0.8% 0.8% 0.8% 0.7% 0.4% 0.3% 0.3% 0.2% 0.1% 0.1% 0.0% 0.1% 0.0% 0.0% 0.0% 0.0% 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 $3.9 Other Commercial2 Other Consumer3 $3.3 $2.9 $3.0 $2.8 $2.8 $2.8 $2.7 $2.6 $2.5 $2.6 $2.1 2.7% 2.9% 2.9% 2.2% 2.4% 2.4% 2.6% 4.1% 4.0% 2.1% 2.1% 3.5% 3.8% 3.8% 3.7% 4.0% $1.6 3.4% $1.6 $1.6 2.9% $1.5 $1.5 $1.6 0.7% 0.6% 0.6% 0.7% 0.6% 0.6% 0.6% 0.5% 0.4% 1.8% 1.8% 1.7% 1.7% 1.7% 1.5% 1.0% 0.8% 0.7% 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 Outstandings NPLs* to Total Loans Net Charge-Offs** *NPL = Nonaccruing loans plus accruing loans 90+ DPD **NCO = Rolling 12-month average for that quarter and the prior 3 quarters US $ Billions 1Commercial Banking = Equipment Finance & Leasing, Commercial Equipment Vehicle Finance-Strategic, Financial Institutions Coverage, International Trade Banking, Middle Market, Asset Based Lending, Institutional-NonProfit, Government Banking, Life Sciences & Technology, Professional & Business Services, Energy Finance, Mortgage Warehouse, Other Non- Core Commercial, Chrysler Auto Finance, Footprint Dealer Floorplan and Commercial Banking Not Classified Elsewhere. 2Other Commercial = All other Commercial business segments. 3Other Consumer = Direct Consumer, Indirect Consumer, RV/Marine, Indirect Chrysler, Credit Cards, SFC, & Retail run-off.

SBNA: Capital Ratios1 34 1Capital ratios calculated under the U.S. Basel III framework on a transitional basis.

SBNA: Non-GAAP to GAAP Reconciliations 35

36 SBNA: Non-GAAP to GAAP Reconciliations (cont.) 1Mortgage servicing rights.

37 SBNA: Non-GAAP to GAAP Reconciliations (cont.)

38 SC: Auto Industry Analysis Used Vehicle Indices1 SC Recovery Rates Manheim: Seasonally Adjusted JD Power: Not Seasonally Adjusted % 150 Manheim (Left Axis) JDP Used-Vehicle Price Index (Right Axis) Auction Only Recovery Rate2 Recovery Rate (Quarterly) 3 60% 145 55.9% 140 55.0% 136.0 55% 135 130 50.0% 130.8 50% 125 46.8% 118.8 120.2 120 45% SEVERITY 115 110 40% 105 100 35% Industry Net Loss Rates4 Industry 60+ Day Delinquency Rates4% % Subprime Max [VALUE]% Subprime Max: 5.9% 5.6% 10.0% [VALUE]% CREDIT Min [VALUE]% Min: 1.7% 1 Manheim, Inc.; Indexed to a basis of 100 at 1995 levels; JD Power Used-Vehicle Price Index (not seasonally adjusted.) 2 Auction Only - includes all auto-related recoveries including inorganic/purchased receivables from auction lanes only. 3 Recovery Rate – Per the financial statements includes insurance proceeds, bankruptcy/deficiency sales, and timing impacts. 4 Standard & Poor’s Rating Services (ABS Auto Trust Data – two-months lag on data, as of January 31, 2019). SOURCE: SC First Quarter 2019 presentation in Form 8-K filed on April 30, 2019. See http://investors.santanderconsumerusa.com/financial-info/quarterly-results.

SC: TDR Balance Composition by Vintage 39 TDR balances are down quarter over quarter TDR Balance by Origination Vintage ($ in billions) $6.30 $6.31 $6.10 $5.89 $6.10 $5.79 2% $5.76 6% 4% 8% 16% 20% $5.38 10% 24% $4.92 14% 26% 1% 35% 37% 27% 17% 37% 37% 27% 36% 27% 34% 29% 32% 27% 31% 24% 22% 29% 20% 18% 17% 16% 32% 15% 28% 23% 21% 18% 16% 14% 12% 11% 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2013 & Prior 2014 2015 2016 2017 2018 SOURCE: SC First Quarter 2019 presentation in Form 8-K filed on April 30, 2019. See http://investors.santanderconsumerusa.com/financial-info/quarterly-results.